UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 1, 2007

ARGYLE SECURITY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51639	20-3101079
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Concord Plaza, Suite 700 San Antonio, TX	78216
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (210) 828-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2007, the Board of Directors of Argyle Security, Inc. (“Argyle”) met to establish compensation for its executive management. The Board of Directors determined to pay the following executive officers the annual salary listed opposite their respective names:

Name	Title	Annual Base Salary ($)
Bob Marbut	Co-Chief Executive Officer	275,000
Ron Chaimovski	Co-Chief Executive Officer	275,000

Each of the following persons also received the following equity awards:

Name	Title	2007 Restricted Stock (1)	2007 Performance Units (2)
Bob Marbut	Co-Chief Executive Officer	25,000	25,000
Ron Chaimovski	Co-Chief Executive Officer	25,000	25,000
Sam Youngblood	Chief Executive Officer, ISI Security Group, Inc.	20,000	20,000
Don Carr	President, ISI Security Group, Inc.	20,000	20,000

(1)	One-third vests on December 31 of each of 2008, 2009 and 2010.
(2)	Vests on December 31, 2010 if certain performance goals to be determined by the Board of Directors are achieved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGYLE SECURITY ACQUISITION CORPORATION

Date: August 7, 2007	By:	/s/ Bob Marbut

Name: Bob Marbut Title: Co-Chief Executive Officer